Exhibit 10.1

AWARD/CONTRACT		1.	THIS CONTRACT IS A RATED ORDER	RATING	PAGE	OF	PAGES
		UNDER DPAS (15 CFR 700)		DX-C9	1		56
2. CONTRACT (Proc. Inst. Ident.) NO.		3.	EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
HQ0147-14-C-8019		28 Aug 2014	HQ0147437545
5. ISSUED BY	CODE	HQ0147	6. ADMINISTERED BY (If other than Item 5)	CODE	S3309A
MISSILE DEFENSE AGENCY (MDA)			DCMA LONG ISLAND
CONTRACTS DIRECTORATE			605 STEWART AVENUE
BLDG 5222 MARTIN RD			GARDEN CITY NY 11530-4761			SCD: A
REDSTONE ARSENAL AL 35898-0001

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)			8. DELIVERY
APPLIED DNA SCIENCES, INC.			☐ FOB ORIGIN ☒ OTHER (See below)
50 HEALTH SCIENCES DR			9. DISCOUNT FOR PROMPT PAYMENT
STONY BROOK NY 11790-3349

			10. SUBMIT INVOICES	1	ITEM
(4 copies unless otherwise specified)
			TO THE ADDRESS		Section G
CODE 5XPT1		FACILITY CODE	SHOWN IN:
11. SHIP TO/MARK FOR	CODE	HQ0147	12. PAYMENT WILL BE MADE BY	CODE	HQ0337
MISSILE DEFENSE AGENCY (MDA)			DFAS COLUMBUS CENTER
BLDG 5222 MARTIN RD			NORTH ENTITLEMENT OPERATIONS
REDSTONE ARSENAL AL 35898-0001			P.O. BOX 182266
COLUMBUS OH 43218-2266

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:				14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )				See Schedule
15A. ITEM NO.		15B. SUPPLIES/ SERVICES		15C. QUANTITY		15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

				15G. TOTAL AMOUNT OF CONTRACT				$2,973,024.00
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION		PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES		49 - 55
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 26	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	27	X	J	LIST OF ATTACHMENTS		56
X	D	PACKAGING AND MARKING	28	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	29 - 30		K	REPRESENTATIONS, CERTIFICATIONS AND
X	F	DELIVERIES OR PERFORMANCE	31 - 34			OTHER STATEMENTS OF OFFERORS
X	G	CONTRACT ADMINISTRATION DATA	35 - 38		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	39 - 48		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT     Contractor is required to sign this document and return1     copies to issuing office.)     Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
(Attachments are listed herein.)

18.  ☐  AWARD  (Contractor is not required to sign this document.)     Your offer on Solicitation Number
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)
(b)(6)

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY			BY	(b)(6)	28-Aug-2014
	(Signature of person authorized to sign)			(Signature of Contracting Officer)
AUTHORIZED FOR LOCAL REPRODUCTION				STANDARD FORM 26 (REV. 4/2008)

Previous edition is usable				Prescribed by GSA
FAR (48 CFR) 53.214(a)

HQ0147-14-C-8019

          Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Each	$69,556.00	$69,556.00
	RIF, Month 1, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1-5) Integrated scope and design development.
FOB: Destination
PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$69,556.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101					$0.00
	Informational Funding SLIN for CLIN 0001
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$69,556.00
	CIN: HQ0147437545000101

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		1	Each	$90,180.00	$90,180.00
	RIF, Month 2, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1-5) Integrated scope and design development.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$90,180.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201					$0.00
	Informational Funding SLIN for CLIN 0002
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$90,180.00
	CIN: HQ0147437545000201

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		1	Each	$132,056.00	$132,056.00
	RIF, Month 3, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1-5) Integrated scope and design finalized.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$132,056.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000301					$0.00
	Informational Funding SLIN for CLIN 0003
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$132,056.00
	CIN: HQ0147437545000301

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		1	Each	$154,235.00	$154,235.00
	RIF, Month 4, Research & Development
	FFP

154235Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti- Counterfeiting Protection: Single Authentication Technology for Multiple High- Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$154,235.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000401					$0.00
	Informational Funding SLIN for CLIN 0004
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$154,235.00
	CIN: HQ0147437545000401

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		1	Each	$145,172.00	$145,172.00
	RIF, Month 5, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$145,172.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000501					$0.00
	Informational Funding SLIN for CLIN 0005
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$145,172.00
	CIN: HQ0147437545000501

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006		1	Each	$239,756.00	$239,756.00
	RIF, Month 6, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$239,756.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000601					$0.00
	Informational Funding SLIN for CLIN 0006
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$239,756.00
	CIN: HQ0147437545000601

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007		1	Each	$156,172.00	$156,172.00
	RIF, Month 7, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$156,172.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000701					$0.00
	Informational Funding SLIN for CLIN 0007
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$156,172.00
	CIN: HQ0147437545000701

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008		1	Each	$152,046.00	$152,046.00
	RIF, Month 8, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$152,046.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000801					$0.00
	Informational Funding SLIN for CLIN 0008
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$152,046.00
	CIN: HQ0147437545000801

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0009		1	Each	$208,016.00	$208,016.00
	RIF, Month 9, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 2, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 2: Develop Secure Material Deposition Printer; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$208,016.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000901					$0.00
	Informational Funding SLIN for CLIN 0009
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$208,016.00
	CIN: HQ0147437545000901

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0010		1	Each	$166,797.00	$166,797.00
	RIF, Month 10, Research & Development FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 2, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 2: Develop Secure Material Deposition Printer; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$166,797.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001001					$0.00
	Informational Funding SLIN for CLIN 0010
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$166,797.00
	CIN: HQ0147437545001001

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0011		1	Each	$239,756.00	$239,756.00
	RIF, Month 11, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 2, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 2: Develop Secure Material Deposition Printer; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$239,756.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001101					$0.00
	Informational Funding SLIN for CLIN 0011
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$239,756.00
	CIN: HQ0147437545001101

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0012		1	Each	$152,046.00	$152,046.00
	RIF, Month 12, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 2, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 2: Develop Secure Material Deposition Printer; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$152,046.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001201					$0.00
	Informational Funding SLIN for CLIN 0012
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$152,046.00
	CIN: HQ0147437545001201

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0013		1	Each	$157,360.00	$157,360.00
	RIF, Month 13, Research & Development FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 2, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 2: Develop Secure Material Deposition Printer; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$157,360.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001301					$0.00
	Informational Funding SLIN for CLIN 0013
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$157,360.00
	CIN: HQ0147437545001301

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0014		1	Each	$195,900.00	$195,900.00
	RIF, Month 14, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 2, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 2: Develop Secure Material Deposition Printer; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$195,900.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001401					$0.00
	Informational Funding SLIN for CLIN 0014
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$195,900.00
	CIN: HQ0147437545001401

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0015		1	Each	$95,190.00	$95,190.00
	RIF, Month 15, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 2, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 2: Develop Secure Material Deposition Printer; 3: Create New Optical Marker and Develop In-field Detection; and 5: Design and Configure Simulated Digital Identification Network.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$95,190.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001501					$0.00
	Informational Funding SLIN for CLIN 0015
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$95,190.00
	CIN: HQ0147437545001501

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0016		1	Each	$141,751.00	$141,751.00
	RIF, Month 16, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 2, 3, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 2: Complete Task 2 - The contractor shall conduct at least one industry field trial with the secure material deposition printer for each of the six FSG’s in accordance with the Task 2 of the Contractor’s BAA- RIF proposal; 3: Complete Task 3 - The contractor shall conduct at least one industry / DLA PTC field trial of the optical marker and detection system for each of the six FSG’s in accordance with the Task 3 of the Contractor’s BAA-RIF proposal; 5: Evaluate Simulated Digital Identification Network with Industry Partner.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$141,751.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001601					$0.00
	Informational Funding SLIN for CLIN 0016
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$141,751.00
	CIN: HQ0147437545001601

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0017		1	Each	$172,211.00	$172,211.00
	RIF, Month 17, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 4, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 4: Increase DNA Production Methods to Accommodate Marking Six FSGs; and 5: Evaluate Simulated Digital Identification Network with Industry Partner.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$172,211.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001701					$0.00
	Informational Funding SLIN for CLIN 0017
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$172,211.00
	CIN: HQ0147437545001701

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0018		1	Each	$33,324.00	$33,324.00
	RIF, Month 18, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 4, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 4: Increase DNA Production Methods to Accommodate Marking Six FSGs; and 5: Evaluate Simulated Digital Identification Network with Industry Partner.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$33,324.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001801					$0.00
	Informational Funding SLIN for CLIN 0018
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$33,324.00
	CIN: HQ0147437545001801

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0019		1	Each	$33,324.00	$33,324.00
	RIF, Month 19, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 4, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 4: Increase DNA Production Methods to Accommodate Marking Six FSGs; and 5: Evaluate Simulated Digital Identification Network with Industry Partner.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$33,324.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001901					$0.00
	Informational Funding SLIN for CLIN 0019
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$33,324.00
	CIN: HQ0147437545001901

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0020		1	Each	$120,510.00	$120,510.00
	RIF, Month 20, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 4, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 4: Increase DNA Production Methods to Accommodate Marking Six FSGs; and 5: Evaluate Simulated Digital Identification Network with Industry Partner.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$120,510.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002001					$0.00
	Informational Funding SLIN for CLIN 0020
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$120,510.00
	CIN: HQ0147437545002001

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0021		1	Each	$33,324.00	$33,324.00
	RIF, Month 21, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 4, 5) 1: Transfer Marking Process to New FSG and Industrial Pilot; 4: Increase DNA Production Methods to Accommodate Marking Six FSGs; and 5: Evaluate Simulated Digital Identification Network with Industry Partner.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$33,324.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002101					$0.00
	Informational Funding SLIN for CLIN 0021
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$33,324.00
	CIN: HQ0147437545002101

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0022		1	Each	$33,324.00	$33,324.00
	RIF, Month 22, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. (Tasks 1, 4, 5) 1: Complete Task 1 - The contractor shall conduct at least one industry pilot for each of six FSGs in accordance with the Task 1 of the Contractor’s BAA-RIF proposal; 4: Complete Task 4 - The contractor shall conduct at least one industry scale field trial for any six of the FSGs in accordance with the Task 4 of the Contractor’s BAA-RIF proposal; 5: Complete Task 5 - The contractor shall conduct at least one field trial of the simulated network for each of the six FSGs in accordance with the Task 5 of the Contractor’s BAA-RIF proposal.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$33,324.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002201					$0.00
	Informational Funding SLIN for CLIN 0022
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$33,324.00
	CIN: HQ0147437545002201

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0023		1	Each	$15,208.00	$15,208.00
	RIF, Month 23, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. Finalize conclusions and documentation across all project tracks and tasks.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$15,208.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002301					$0.00
	Informational Funding SLIN for CLIN 0023
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$15,208.00
	CIN: HQ0147437545002301

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0024		1	Each	$35,810.00	$35,810.00
	RIF, Month 24, Research & Development
	FFP

Technical Proposal # DODRIF13-DLA-02-P-0005, Title: “Anti-Counterfeiting Protection: Single Authentication Technology for Multiple High-Risk Commodities”, Dated: March 31, 2014. Final report submitted to MDA and DLA.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$35,810.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002401					$0.00
	Informational Funding SLIN for CLIN 0024
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT	$0.00

	ACRN AB				$15,810.00
	CIN: HQ0147437545002401

FSC CD: AC22

HQ0147-14-C-8019

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0025		1	Lot		NSP
	Data & Reports
	FFP
	The Contractor shall provide data deliverables in accordance with Exhibit A Contract Data Reuirements Lists (CDRLs), DD Form 1423-1.
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147437545

				NET AMT

FSC CD: AC22

HQ0147-14-C-8019

Section C - Descriptions and Specifications

CLAUSES INCORPORATED BY FULL TEXT

C-01 SCOPE OF WORK (MAY 2005)
The Contractor shall perform the work specified in the Contractor’s Technical Proposal identified in Section B and hereby incorporated by reference, or other Attachments/Exhibits in Section J of this contract. The Contractor shall provide all necessary materials, labor, equipment and facilities incidental to the performance of this requirement.

HQ0147-14-C-8019

Section D - Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

D-01       PACKAGING AND MARKING OF TECHNICAL DATA (APR 2009)

Technical data items shall be preserved, packaged, packed, and marked in accordance with the best commercial practices to meet the packaging requirements of the carrier and insure safe delivery at destination. Classified reports, data and documentation shall be prepared for shipment in accordance with the current National Industrial Security Program Operating Manual (NISPOM), DOD 5220.22-M.

CLAUSES INCORPORATED BY FULL TEXT

D-02       PACKAGING AND MARKING OF HARDWARE ITEMS (APR 2009)

a. The contractor shall utilize best commercial practices for the preservation, packaging, marking and labeling of any hardware delivered under this contract to insure safe delivery at final destination. However, the contractor should also note the requirements of DFARS 252.211-7003, Item Identification and Valuation, if applicable.

b. Packaging and marking of hazardous materials shall comply with Title 49 of the Code of Federal Regulation and the International Maritime Dangerous Goods Code..

c. MARKING INSTRUCTIONS FOR MISSILE DEFENSE AGENCY (MDA) REQUIREMENTS – Request for marking instructions shall be submitted electronically at least 90 days prior to required delivery date, to (specialist enter either COR or PCO or both as appropriate to the acquisition).

Missile Defense Agency, MDA/DACV
5224 Martin Road
Redstone Arsenal, AL 35898

(b) (6)

HQ0147-14-C-8019

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
000101	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
000201	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
000301	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
000401	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
000501	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
000601	Destination	Government	Destination	Government
0007	Destination	Government	Destination	Government
000701	Destination	Government	Destination	Government
0008	Destination	Government	Destination	Government
000801	Destination	Government	Destination	Government
0009	Destination	Government	Destination	Government
000901	Destination	Government	Destination	Government
0010	Destination	Government	Destination	Government
001001	Destination	Government	Destination	Government
0011	Destination	Government	Destination	Government
001101	Destination	Government	Destination	Government
0012	Destination	Government	Destination	Government
001201	Destination	Government	Destination	Government
0013	Destination	Government	Destination	Government
001301	Destination	Government	Destination	Government
0014	Destination	Government	Destination	Government
001401	Destination	Government	Destination	Government
0015	Destination	Government	Destination	Government
001501	Destination	Government	Destination	Government
0016	Destination	Government	Destination	Government
001601	Destination	Government	Destination	Government
0017	Destination	Government	Destination	Government
001701	Destination	Government	Destination	Government
0018	Destination	Government	Destination	Government
001801	Destination	Government	Destination	Government
0019	Destination	Government	Destination	Government
001901	Destination	Government	Destination	Government
0020	Destination	Government	Destination	Government
002001	Destination	Government	Destination	Government
0021	Destination	Government	Destination	Government
002101	Destination	Government	Destination	Government
0022	Destination	Government	Destination	Government

HQ0147-14-C-8019

002201	Destination	Government	Destination	Government
0023	Destination	Government	Destination	Government
002301	Destination	Government	Destination	Government
0024	Destination	Government	Destination	Government
002401	Destination	Government	Destination	Government
0025	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2008

HQ0147-14-C-8019

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

000101	N/A	N/A	N/A	N/A

0002	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

000201	N/A	N/A	N/A	N/A

0003	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

000301	N/A	N/A	N/A	N/A

0004	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

000401	N/A	N/A	N/A	N/A

0005	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

000501	N/A	N/A	N/A	N/A

0006	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

000601	N/A	N/A	N/A	N/A

HQ0147-14-C-8019

0007	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

000701	N/A	N/A	N/A	N/A

0008	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

000801	N/A	N/A	N/A	N/A

0009	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

000901	N/A	N/A	N/A	N/A

0010	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001001	N/A	N/A	N/A	N/A

0011	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001101	N/A	N/A	N/A	N/A

0012	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001201	N/A	N/A	N/A	N/A

0013	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001301	N/A	N/A	N/A	N/A

0014	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001401	N/A	N/A	N/A	N/A

HQ0147-14-C-8019

0015	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001501	N/A	N/A	N/A	N/A

0016	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001601	N/A	N/A	N/A	N/A

0017	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001701	N/A	N/A	N/A	N/A

0018	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001801	N/A	N/A	N/A	N/A

0019	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001901	N/A	N/A	N/A	N/A

0020	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

002001	N/A	N/A	N/A	N/A

0021	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

002101	N/A	N/A	N/A	N/A

0022	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

HQ0147-14-C-8019

002201	N/A	N/A	N/A	N/A

0023	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

002301	N/A	N/A	N/A	N/A

0024	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

002401	N/A	N/A	N/A	N/A

0025	POP 29-AUG-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	28-AUG-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991
52.247-55	F.O.B. Point For Delivery Of Government-Furnished Property	JUN 2003

HQ0147-14-C-8019

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AB: 044411 097	0400 000 N 20132014 D 1125 YM SP785_FY13	B0-FY1314	710000	0
AMOUNT: $2,953,024.00
CIN HQ0147437545000101: $69,556.00
CIN HQ0147437545000201: $90,180.00
CIN HQ0147437545000301: $132,056.00
CIN HQ0147437545000401: $154,235.00
CIN HQ0147437545000501: $145,172.00
CIN HQ0147437545000601: $239,756.00
CIN HQ0147437545000701: $156,172.00
CIN HQ0147437545000801: $152,046.00
CIN HQ0147437545000901: $208,016.00
CIN HQ0147437545001001: $166,797.00
CIN HQ0147437545001101: $239,756.00
CIN HQ0147437545001201: $152,046.00
CIN HQ0147437545001301: $157,360.00
CIN HQ0147437545001401: $195,900.00
CIN HQ0147437545001501: $95,190.00
CIN HQ0147437545001601: $141,751.00
CIN HQ0147437545001701: $172,211.00
CIN HQ0147437545001801: $33,324.00
CIN HQ0147437545001901: $33,324.00
CIN HQ0147437545002001: $120,510.00
CIN HQ0147437545002101: $33,324.00
CIN HQ0147437545002201: $33,324.00
CIN HQ0147437545002301: $15,208.00
CIN HQ0147437545002401: $15,810.00

CLAUSES INCORPORATED BY REFERENCE

252.204-0002	Line Item Specific: Sequential ACRN Order		SEP 2009

CLAUSES INCORPORATED BY FULL TEXT

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (MAY 2013)

(a) Definitions. As used in this clause--

Department of Defense Activity Address Code (DoDAAC) is a six position code that uniquely identifies a unit, activity, or organization.

Document type means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

HQ0147-14-C-8019

Local processing office (LPO) is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall--

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s).

INVOICES

(Contracting Officer: Insert applicable document type(s). Note: If a “Combo” document type is identified but not supportable by the Contractor’s business systems, an “Invoice” (stand-alone) and
“Receiving Report” (stand-alone) document type may be used instead.)

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

DESTINATION / SP4700

(Contracting Officer: Insert inspection and acceptance locations or “Not applicable”.)

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*
Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	(b) (2)
Issue By DoDAAC	(b) (2)
Admin DoDAAC	(b)(2)
Inspect By DoDAAC	(b)
Ship To Code	(b)(2)

HQ0147-14-C-8019

Ship From Code	N/A
Mark For Code	N/A
Service Approver (DoDAAC)	(b) (2)
Service Acceptor (DoDAAC)	(b) (2)
Accept at Other DoDAAC	(b) (2)
LPO DoDAAC	N/A
DCAA Auditor DoDAAC	(b) (2)
Other DoDAAC(s)	N/A

(*Contracting Officer: Insert applicable DoDAAC information or “See schedule” if multiple ship to/acceptance locations apply, or “Not applicable.”)

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the email address identified below in the “Send Additional Email Notifications” field of WAWF once a document is submitted in the system.

(b) (6)

(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

(b) (6)

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

(End of clause)

G-01       CONTRACT ADMINISTRATION (MAY 2012)

Notwithstanding the Contractor’s responsibility for total management during the performance of this contract, the administration of the contract will require maximum coordination between the Government and the Contractor.  The following individuals will be the Government points of contact during the performance of this contract:

a. CONTRACTING OFFICERS

All contract administration will be effected by the Procuring Contracting Officer (PCO) or designated Administrative Contracting Officer (ACO).  Communication pertaining to the contract administration should be addressed to the Contracting Officer.  Contract administration functions (see FAR 42.302 and DFARS 242.302) are assigned to the cognizant contract administration office.  No changes, deviations, or waivers shall be effective without a modification of the contract executed by the Contracting Officer or his duly authorized representative authorizing such changes, deviations, or waivers.

The point of contact for all contractual matters is:
Name:  (b) (6)
Organizational Code:  MDA/DACV

HQ0147-14-C-8019

Telephone Number: (b) (6)
E-Mail Address: (b) (6)

The Contract Specialist is:
Name: (b) (6)
Organizational Code: MDA/DACV
Telephone Number: (b) (6)
E-Mail Address: (b) (6)

b.   TECHNICAL MONITOR

The Technical Monitor is not authorized to change any of the terms and conditions of the contract. The Contractor is advised that only the Contracting Officer can change or modify the contract terms or take any other action which obligates the Government. Then, such action must be set forth in a formal modification to the contract. The authority of the TM is strictly limited to him/her, without redelegation, to the specific duties set forth in his/her letter of appointment, a copy of which is furnished to the Contractor. Contractors who rely on direction from other than the Contracting Officer, a TM acting outside the strict limits of his/her responsibilities as set forth in his/her letter of appointment do so at their own risk and expense. Such actions do not bind the Government contractually. Any contractual questions shall be directed to the Contracting Officer.

The TM under this contract is:
Name: (b) (6)
Organizational Code: DLA
DLA Telephone Number: (b) (6)
    E-Mail Address: (b) (6)

CLAUSES INCORPORATED BY FULL TEXT

G-13 NOTICE OF THE GOVERNMENT’S USE OF OUTSIDE CONTRACTORS TO REVIEW SUBMITTED INVOICES, PAYMENT REQUESTS, AND MATERIAL INSPECTION AND RECEIVING REPORTS (MAY 2009)

The Government may utilize support contractors to assist the Government in the review and evaluation of the offeror’s invoices, payment requests, material inspection and receiving reports, and similar requests for payment or evidence of delivery. These contractors will be provided access to these and other records which may contain the proprietary information of the offeror, to include awarded contracts, to support Government officials in reviewing and reconciling invoices, payment records, and the Government’s financial and budgetary records, and in facilitating the timely payment of submitted invoices.

The support contractors are prohibited from obtaining proprietary information to which their employees will have access in the performance of their responsibilities, and are required to promptly notify the contracting officer of any breach of their employees’ non-disclosure obligations. Each of the contractor employees has also been required to execute a non-disclosure agreement which acknowledges their responsibilities to only use proprietary information in performance of the above tasks and for no other reason; that they will not share proprietary information with their employers; that they will not use such information for personal or other benefit; and that they will promptly notify their employers of any breaches of their responsibilities.

Unless the offeror specifically objects in writing, the offeror agrees, by the submission of a proposal, to allow the Government’s support contractors to have access to the offeror’s proprietary information for the purposes described above.

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Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

H-06     INSURANCE (Apr 2009)

In accordance with FAR Part 28.307-2, Liability, the Contractor shall maintain the types of insurance and coverage listed below:

TYPES OF INSURANCE	MINIMUM AMOUNT

Workmen’s Compensation and all occupational disease	As required by Federal and State law
Employer’s Liability including all occupational disease	$100,000 per accident
when not covered by Workmen’s Compensation above

General Liability (Comprehensive) Bodily Injury	$500,000 per occurrence

Automobile Liability (Comprehensive)
Bodily Injury per person	$200,000
Bodily Injury per accident	$500,000
Property Damage per accident	$ 20,000

CLAUSES INCORPORATED BY FULL TEXT

H-08     PUBLIC RELEASE OF INFORMATION (Jun 2013)

a.   The policies and procedures outlined herein apply to information submitted by the Contractor and his subcontractors for approval for public release. Prior to public release, all information must be cleared as shown in the “National Industrial Security Program Operations Manual” (DoD 5220.22-M). At a minimum, these materials may be technical papers, presentations, articles for publication and speeches or mass media material, such as press releases, photographs, fact sheets, advertising, posters, compact discs, videos, etc.

b.   All materials which relate to the work performed by the contractor under this contract must be submitted to MDA for review and approval prior to release to the public. Subcontractor public information materials must be submitted for approval through the prime contractor to MDA.

c.   Upon request, the Contracting Officer’s Representative (COR) will provide the contractor the MDA Form 003, “Security and Policy Review” or any superseding MDA form. The contractor must complete Sections A-C and E-H of the Form 003 (or comply with the instructions of any superseding form) and submit it to the COR with the materials to be cleared. If the information was previously cleared, provide the Public Release Case Number, if available, and a copy of the previous document highlighting the updated information.

d.   The contractor must submit the following to the COR at least 60 days in advance of the proposed release date:

          (1) the completed Form 003 and one (1) electronic copy of the material to be reviewed. File size must not exceed 25MB; and,
          (2) a written statement, including:
          (a) to whom the material is to be released;
          (b) the desired date for public release;

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          (c) a statement that the material has been reviewed and approved by officials of the contractor or the subcontractor, for public release; and,
          (d) the contract number.

e.   The items submitted must be complete. Photographs must have captions.

f.    Outlines, rough drafts, marked-up copy (with handwritten notes), incorrect distribution statements, For Official Use Only (FOUO) information, export controlled, or International Traffic in Arms Regulations ( ITAR) information will not be accepted or cleared.

g.   Abstracts or abbreviated materials may be submitted if the intent is to determine the feasibility of going further in preparing a complete paper for clearance. However, clearance of abstracts or abbreviated materials does not satisfy the requirement for clearance of the entire paper.

h.   The MDA Director of Public Affairs (MDA/PA) is responsible for coordinating the public release review. MDA/PA will work directly with the COR if there are questions or concerns regarding submissions. MDA/PA will not work with contractors who have not gone through their COR.

i.    The COR will notify the contractor of the agency’s final decision regarding the status of the request.

j.    Once information has been cleared for public release, it is in the public domain and must always be used in its originally cleared context and format. Information previously cleared for public release but containing new, modified or further developed information must be submitted again for public release following the steps outlined in items a. through h. above.

H-09 ORGANIZATIONAL CONFLICT OF INTEREST (Jun 2012)

a.   Purpose: The primary purpose of this clause is to aid in ensuring that:

          (1) the Contractor’s objectivity and judgment are not biased because of its present or planned interests which relate to work under this contract;

          (2) the Contractor does not obtain unfair competitive advantage by virtue of its access to non-public information regarding the Government’s program plans and actual or anticipated resources; and

          (3) the Contractor does not obtain unfair competitive advantage by virtue of its access to proprietary information belonging to others.

b.   Scope: Organizational Conflict of Interest (OCI) rules, procedures and responsibilities as described in FAR Subpart 9.5 shall be applicable to this contract and any resulting subcontracts.

          (1) The general rules in FAR 9.505-1 through 9.505-4 and the restrictions described herein shall apply to performance or participation by the Contractor and any of its affiliates or their successors-in-interest (hereinafter collectively referred to as “Contractor”) in the activities covered by this contract as prime Contractor, subcontractor, co-sponsor, joint venturer, consultant, or in any similar capacity.

          (2) The Missile Defense Agency’s OCI policy is in Attachment 1 of this contract.

c.   Access to and Use of Nonpublic Information: If the Contractor, in performance of this contract, obtains access to nonpublic information such as plans, policies, reports, studies, financial plans, or data which has not been released or otherwise made available to the public, the Contractor agrees that without prior written approval of the Contracting Officer, it shall not:

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           (1) use such information for any private purpose;

           (2) release such information.

d.   Access to and Protection of Proprietary Information: The Contractor agrees to exercise diligent effort to protect proprietary information from misuse or unauthorized disclosure in accordance with the provisions of FAR 9.505-4. The Contractor may be required to enter into a written non-disclosure agreement with the third party asserting proprietary restrictions.

e.   Subcontracts: The Contractor shall include this clause in consulting agreements, teaming agreements, subcontracts, or other arrangements for provision of services or supplies of any tier. The terms “contract”, “Contractor”, and “Contracting Officer” shall be appropriately modified to preserve the Government’s rights.

f.   Representations and Disclosures:

           (1) The Contractor represents that it has disclosed to the Contracting Officer, prior to award, all facts relevant to the existence or potential existence of organizational conflicts of interest as that term is used in FAR Subpart 9.5. To facilitate disclosure and Contracting Officer approval, the Contractor shall complete an OCI Analysis/Disclosure Form for each MDA, Ballistic Missile Defense (BMD), and BMD-related contract or subcontract (form shall be requested from the Procuring Contracting Officer).

           (2) The Contractor represents that if it discovers an organizational conflict of interest or potential conflict of interest after award, a prompt and full disclosure shall be made in writing to the Contracting Officer. This disclosure shall include a description of the action the Contractor has taken or proposes to take in order to avoid or mitigate such conflicts.

g.   Remedies and Waiver:

           (1) For breach of any of the above restrictions or for non-disclosure or misrepresentation of any relevant facts required to be disclosed concerning this contract, the Government may: terminate this contract for default; disqualify the Contractor from subsequent related contractual efforts if necessary to neutralize a resulting organizational conflict of interest; and pursue such other remedies as may be permitted by law or this contract. If, however, in compliance with this clause, the Contractor discovers and promptly reports an organizational conflict of interest (or the potential thereof) subsequent to contract award, the Contracting Officer may terminate this contract for convenience if such termination is deemed to be in the best interest of the Government or take other appropriate actions.

           (2) The parties recognize that this clause has potential effects which will survive the performance of this contract and that it is impossible to foresee each circumstance to which it might be applied in the future. Accordingly, the Contractor may at any time seek a waiver from the Director, MDA, (via the Contracting Officer) by submitting a full written description of the requested waiver and the reasons in support thereof.

H-10      ENABLING CLAUSE FOR BMD INTERFACE SUPPORT (APR 2009)

          a.   It is anticipated that, during the performance of this contract, the Contractor will be required to support Technical Interface/Integration Meetings (TIMS) with other Ballistic Missile Defense (BMD) Contractors and other Government agencies. Appropriate organizational conflicts of interest clauses and additional costs, if any, will be negotiated as needed to protect the rights of the Contractor and the Government.

          b.   Interface support deals with activities associated with the integration of the requirements of this contract into BMD system plans and the support of key Missile Defense Agency (MDA) program reviews.

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  c.   The Contractor agrees to cooperate with BMD Contractors by providing access to technical matters, provided, however, the Contractor will not be required to provide proprietary information to non-Government entities or personnel in the absence of a non-disclosure agreement between the Contractor and such entities.

  d.   The Contractor further agrees to include a clause in each subcontract requiring compliance with paragraph c. above, subject to coordination with the Contractor. This agreement does not relieve the Contractor of its responsibility to manage its subcontracts effectively, nor is it intended to establish privity of contract between the Government and such subcontractors.

  e.   Personnel from BMD Contractors or other Government agencies or Contractors are not authorized to direct the Contractor in any manner.

  f.   This clause shall not prejudice the Contractor or its subcontractors from negotiating separate organizational conflict of interest agreements with BMD Contractors; however, these agreements shall not restrict any of the Government’s rights established pursuant to this clause or any other contract.

H-11  MDA VISIT AUTHORIZATION PROCEDURES (Nov 2012)

          a. The Contractor shall submit all required visit clearances in accordance with current NISPOM regulations. Visit clearances shall identify the contract number.

For Visit Requests to the National Capital Region send to:

(b) (2)
Missile Defense Agency
Attn: Access Control Center
5700 18th Street, Bldg 245
Fort Belvoir, VA 22060-5573
571-231-8249
571-231-8099 FAX
(b) (2)

For Visit Requests to Huntsville, AL send to:

Missile Defense Agency,
(b) (2)
Attn: Visitor Control
Bldg 5224 Martin Road
Redstone Arsenal, AL 35898
256-450-3215
256-450-3222 FAX
(b) (2)

For Visit Requests to Colorado Springs, CO send to:

Missile Defense Agency,
(b) (2)
Attn: Visitor Control
720 Irwin Drive, Bldg 720 Room
125 Schrieve AFBr, CO 80912
719-721-0362
719-721-8399 FAX

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(b)(2)

b. (b) (2)

H-12     CONTROL OF ACCESS TO MDA SPACES AND INFORMATION SYSTEMS (SEP 2013)

a.   To maintain the security of the MDA spaces and information systems, the contractor shall notify the COR in writing whenever a prime or subcontractor employee included on the current visit authorization request/letter no longer supports this contract. This requirement shall apply to both contractor and employee initiated termination of services and to temporary suspension of services.

b.   The contractor will cooperate with COR in facilitating the employee’s return of all government issued credentials, e.g., badges, common access cards (CACs), SIPRNet tokens. Specifically, upon notification, the COR will work with the organization’s Security Operations Center and the MDA Service Desk to ensure timely action to:

          (1) remove the employee from the current visit authorization request/letter;

          (2) cancel Government issued credentials pursuant to the visit authorization request/letter; and,

          (3) terminate the MDA LAN account/access privileges.

c.   In addition to actions related to MDA access control, the contractor shall maintain accountability for Government issued credentials provided under this contract. Government issued credentials are the property of the U.S. Government and shall not be retained by cardholders upon expiration, replacement, or when the DoD affiliation of employees has been terminated. The contractor shall coordinate with the COR to ensure government issued credentials are retrieved in accordance with local command or installation procedures. Unauthorized possession of an official credential, like a CAC, can be prosecuted criminally under section 701, title 18, United States Code.

d.   The contractor shall identify the reason for and date of termination or expected period of suspension and submit the notification to the COR within five (5) working days prior to service discontinuation. For unplanned termination or suspension of services, notification shall be made on the same working day as the termination/suspension action.

H-14     PERSONNEL QUALIFICATIONS (MAY 2005)

         a.    The Contractor shall promptly notify the Contracting Officer and Contracting Officer’s Representative prior to making any changes in key staff. If replacing key staff the Contractor shall adhere to the following: (1) replacement person’s qualifications are equal to or better than the qualifications of the person being replaced; or (2) the added person’s qualifications are equal to or better than the core capabilities of this contract. Key staff positions are defined as: Principal Investigator, Program Manager, Deputy Program Manager, or Lead Engineer.

         b.   All Contractor notifications must provide the name and departure date for the incumbent leaving, a complete resume for the proposed substitute, and any other pertinent information requested by the Contracting Officer. The Government shall be provided the opportunity to review the proposed substitution regarding qualifications, security matters or any other concerns which could, in its opinion, affect performance under this contract.

         c.   This clause does not, in any way, abrogate the contractor’s authority to hire or assign personnel as it sees fit, or its responsibility to fill key positions with qualified personnel.

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H-27     FOREIGN PERSONS (Jun 2010)

1.   “Foreign National” (also known as Foreign Persons) as used in this clause means any person who is NOT:

a.   a citizen or national of the United States; or

b.   a lawful permanent resident; or

c.   a protected individual as defined by 8 U.S.C.1324b(a)(3).

“Lawful permanent resident” is a person having the status of having been lawfully accorded the privilege of residing permanently in the United States as an immigrant in accordance with the immigration laws and such status not having changed.

“Protected individual” is an alien who is lawfully admitted for permanent residence, is granted the status of an alien lawfully admitted for temporary residence under 8 U.S.C.1160(a) or 8 U.S.C.1255a(a)(1), is admitted as a refugee under 8 U.S.C.1157, or is granted asylum under section 8 U.S.C.1158; but does not include (i) an alien who fails to apply for naturalization within six months of the date the alien first becomes eligible (by virtue of period of lawful permanent residence) to apply for naturalization or, if later, within six months after November 6, 1986, and (ii) an alien who has applied on a timely basis, but has not been naturalized as a citizen within 2 years after the date of the application, unless the alien can establish that the alien is actively pursuing naturalization, except that time consumed in the Service’s processing the application shall not be counted toward the 2-year period.”

2.   Prior to contract award, the contractor shall identify any lawful U.S. permanent residents and foreign nationals expected to be involved on this project as a direct employee, subcontractor or consultant. For these individuals, in addition to resumes, please specify their country of origin, the type of visa or work permit under which they are performing and an explanation of their anticipated level of involvement on this project. You may be asked to provide additional information during negotiations in order to verify the foreign citizen’s eligibility to participate on a contract. Supplemental information provided in response to this clause will be protected in accordance with Privacy Act (5 U.S.C. 552a), if applicable, and the Freedom of Information Act (5 U.S.C. 552(b)(6)). After award of the contract, the Contractor shall promptly notify the Contracting Officer and Contracting Officer’s Representative with the information above prior to making any personnel changes involving foreign persons. No changes involving foreign persons will be allowed without prior approval from the Contracting Officer. This clause does not remove any liability from the contractor to comply with applicable ITAR and EAR export control obligations and restrictions. This clause shall be included in any subcontract.”

H-28     DISTRIBUTION CONTROL OF TECHNICAL INFORMATION (Sep 2012)

          a.   The following terms applicable to this clause are defined as follows:

          1.   DoD Official. Serves in DoD in one of the following positions: Program Director, Deputy Program Director, Program Manager, Deputy Program Manager, Procuring Contracting Officer, Administrative Contracting Officer, or Contracting Officer’s Representative.

          2.   Technical Document. Any recorded information (including software) that conveys scientific and technical information or technical data.

          3.   Scientific and Technical Information. Communicable knowledge or information resulting from or pertaining to the conduct or management of effort under this contract. (Includes programmatic information).

          4.   Technical Data. As defined in DFARS 252.227-7018.

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          b.   Except as otherwise set forth in the Contract Data Requirements List (CDRL), DD Form 1423 the distribution of any technical documents prepared under this contract, in any stage of development or completion, is prohibited outside of the contractor and applicable subcontractors under this contract unless authorized by the Contracting Officer in writing. However, distribution of technical data is permissible to DOD officials having a “need to know” in connection with this contract or any other MDA contract provided that the technical data is properly marked according to the terms and conditions of this contract. When there is any doubt as to “need to know” for purposes of this paragraph, the Contracting Officer or the Contracting Officer’s Representative will provide direction. Authorization to distribute technical data by the Contracting Officer or the Contracting Officer’s Representative does not constitute a warranty of the technical data as it pertains to its accuracy, completeness, or adequacy. The contactor shall distribute this technical data relying on its own corporate best practices and the terms and conditions of this contract. Consequently, the Government assumes no responsibility for the distribution of such technical data nor will the Government have any liability, including third party liability, for such technical data should it be inaccurate, incomplete, improperly marked or otherwise defective. Therefore, such a distribution shall not violate 18 United States Code § 1905.

          c.   All technical documents prepared under this contract shall be marked with the following distribution statement, warning, and destruction notice: See individual CDRLs (Exhibit A)

          1.   DISTRIBUTION STATEMENT

          2.   WARNING - This document/software contains technical data/software whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec 2751 et seq.) or the Export Administration Act of 1979, as amended, (Title 50, U.S.C., App 2401 et seq). Violations of these export laws are subject to severe criminal penalties. Disseminate in accordance with provisions of DOD Directive 5230.25.

          3.   DESTRUCTION NOTICE - For classified documents, follow the procedures in DOD 5220.22M, National Industrial Security Program Operating Manual, Chapter 5, Section 7, or to DoDM 5200.01-V3, DoD Information Security Program, Enclosure 3, Section 17. For unclassified, limited documents, destroy by any method that will prevent disclosure of contents or reconstruction of the document.

          d.   The Contractor shall insert the substance of this clause, including this paragraph, in all subcontracts.

H-29     COMMERCIAL COMPUTER SOFTWARE LICENSE (Mar 2013)

          a.   Unless otherwise approved by the PCO, commercial computer software licenses shall, upon delivery and acceptance, designate the U.S. Government as a contingent licensee, able to replace the Contractor as the primary licensee upon notifying the licensor. A copy of the negotiated license shall be furnished to the PCO. The terms of the licenses cannot be inconsistent with Federal procurement law and must satisfy user needs. This includes the Contractor’s / subcontractor’s needs for the software to perform this contract and the Government’s needs for the software to accomplish the Government’s ultimate objectives. At a minimum, this shall include the rights to make an archive copy of the software, to relocate the computer on which the software resides, to re-host the software on a different computer, to permit access by support contractors, and to permit the Government to transfer the license to another contractor.

          b.   Nothing in this clause shall take precedence over any other clause or provision of this contract. Government concurrence, as defined in paragraph a above, does not in any way affect the Government’s technical data rights as established by the terms and conditions of this contract.

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H-30    CONTRACTUAL TERMS & CONDITIONS (Jun 2010)

The terms and conditions herein constitute the entire contract and understanding of the parties and shall supersede all other communications, negotiations, arrangements and agreements, either oral or written, with respect to the subject matter hereof. All proposal documentation including, but not limited to, red line contract terms and conditions, red line statements of work and/or ground rules and assumptions are hereby void and carry no force or affect as it pertains to the interpretation or operation of the language of the instant contract nor should such language be used to provide meaning to any of the terms or conditions contained herein.

H-33    PROGRAM SYNCHRONIZATION (Nov 2010)

         a.   The Missile Defense Agency (MDA) requires the synchronized integration of platforms, sensors, and other components of the BMDS which were or are under separate development by multiple contractors. MDA uses the concept of End-to-End (EtE) performance to serve as the organizing principle that aligns and synchronizes these efforts to achieve the desired operational end-state for the BMDS. Synchronization is defined as the logical alignment of management, design, development, integration, modification, verification and validation, and test activities and processes such that sensors, data links, command and control (C2), and interceptors smoothly and optimally integrate within well-defined and commonly understood requirements and interfaces.

         b.   During the performance of this contract, the Contractor shall provide technical data and other information (to include limited and restricted rights data as defined by DFARS 252.227-7013 and 252.227-7014 or information protected under the Freedom of Information Act Exemption 4) to other Ballistic Missile Defense (BMD) Contractors and Government agencies to facilitate MDA objectives.

         c.   Pursuant to paragraphs (a) and (b) above the Contractor shall negotiate appropriate Associate Contractor Agreements (ACAs) and Non-Disclosure Agreements (NDAs) with other Contractors as necessary to implement the exchanges of technical data and other information required, ensure total system EtE performance, and also to protect technical data and other information from unauthorized disclosure or use. These agreements must not restrict any of the Government’s rights established pursuant to this or any other contract. A copy of each ACA and amendments to ACAs shall be provided to the PCO in order for the Government to document the flow of information.

         d.   When associate contracts have been entered into or modified as described in this clause, the associate contractors and general information on the purpose of the associate contracts will be incorporated into this clause as shown below:

Company Name	Contract # and Description	ACA Purpose

XXX	Complete as Appropriate

         e.   The ACAs shall, at a minimum, include the following general information: (1) Identify the associate contractors and their relationships; (2) Identify the program involved and the relevant Government contracts of the associate contractors; (3) Describe the associate contractor interfaces by general subject matter; (4) Specify the categories of information to be exchanged or support to be provided; (5) Include the expiration date (or event) of the ACA; and (6) Identify potential conflicts between relevant Government contracts and the ACA; include agreements on protection of technical data or other information and restrictions on employees.

         f.   The Contractor’s performance with respect to integration support, cooperation, and the exchange and sharing of information with other BMD contractors, shall comply with security classification requirements as outlined in the DD Form 254 incorporated into this contract.

         g.   Nothing in this clause shall take precedence over any other clause or provision of this contract nor does it in any way effect the Government’s technical data rights.

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H-35     INCORPORATING COMMERCIAL AND OPEN SOURCE SOFTWARE (Aug 2012)

         a.   DFARS 252.227-7018(d) requires the written approval of the PCO before the Contractor may incorporate any copyrighted computer software in the software to be delivered under this contract.

         b.   A request for approval to incorporate Commercial Computer Software should be accompanied by a license that conforms with the requirements of the Commercial Computer Software Licenses clause of this contract.

         c.   A request for approval to incorporate Open Source Software must be accompanied by the applicable license, a detailed description of the source of the software and how it has been or will be used, and an explanation of the restrictions imposed and potential risks and liabilities.

         d.   Nothing in this clause shall take precedence over any other clause or provision of this contract. Government concurrence, as defined in paragraph a above, does not in any way affect the Government’s technical data rights as established by the terms and conditions of this contract.

H-37     INSERTION OF LIMITED OR RESTRICTED RIGHTS (DEC 2010)

         a.   Hardware items which are subject to Limited Rights in their associated technical data as defined in DFARS 252.227-7018 and software items which are subject to Restricted Rights as defined in DFARS 252.227-7018 shall not be incorporated into the design of any systems, or models/simulations thereof under this contract without the prior written authorization of the PCO. The Contractor’s request shall include a rough order of magnitude (ROM) estimate to perform development if the data or software cannot be used as requested. If the PCO does not provide a decision within 30 days of the request, the request is considered denied. In the event the PCO authorizes inclusion of the Limited Rights technical data and/or Restricted software, such data or software will be added as an attachment within Section J.

         b.   Using Government assets in an Independent Research and Development (IRAD) project may be authorized on a case by case basis. The Contractor’s request shall include an offer of consideration for use of such Government assets. The Government will evaluate the request, including the Contractor’s offer of consideration, and either approve, deny, or offer an alternative form of consideration. Any such consideration will be mutually agreed to by the parties prior to use of Government assets. Consideration should include, at a minimum, specially negotiated rights granting the Government a license for Government Purpose Rights IAW DFARS 252.227-7018 in the subject IRAD project. When the Contractor requests the use of Government assets for an IRAD project, the request shall include the purpose of the IRAD project and the potential benefit to the Government. The Contractor will be required to execute a bailment agreement prior to the transfer or use of Government assets.

H-39     COMPLIANCE WITH FAR 52.219-14, LIMITATION ON SUBCONTRACTING (FEB 2012)

         a.   The period of time used to determine compliance with FAR 52.219-14, Limitation on Subcontracting, will be the base contract period of performance or ordering period in the case of an Indefinite-Delivery Indefinite-Quantity (IDIQ) contract. Small business contractors do not have to comply with the percentage of the cost of contract performance incurred for each individual order placed under an IDIQ. In the case of Options, the Option periods will be used to determine compliance.

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         b.   A concern is defined at FAR 19.001. For the purpose of making affiliation findings see FAR 19.101.

         c.   Pursuant to 13 CFR Section 121.103(h), a joint venture may or may not be in the form of a separate legal entity.

         d.   In accordance with 13 CFR Section 125.6(i), if the contractor is a joint venture and meets the following requirements, compliance with the “50% rule” will apply to the cooperative effort of the joint venture, not its individual members:

          (1)   The joint venture contractor is exempt from affiliation under 13 CFR Section 121.103(h)(3); and,

          (2)   The joint venture contractor qualifies as a small business concern.

H-43     IMPACT OF GOVERNMENT TEAM PARTICIPATION/ACCESS (JUN 2012)

The Government/Contractor organizational/interface approach (e.g., Integrated Product Teams, Team Execution Reviews, Technical Interchange Meetings, and/or Working Groups), will require frequent, close interaction and/or surveillance between the Government and Contractor/subcontractor team members during contract performance. For this purpose the Contractor, recognizing its privity of contract with the Government, authorizes the Government to communicate directly with, and where appropriate visit as well as monitor, the Contractor’s subcontractors. This access/interface is necessary to support the Government’s quality and program management approach which emphasizes systematic surveillance and evaluation techniques used to assess Contractor /subcontractor performance. Government team members may offer advice, information, support, and facilitate rapid Government feedback on team-related products, provide clarification, and review Contractor/subcontractor progress; however, the responsibility and accountability for successfully accomplishing the requirements of this contract remain solely with the Contractor. Neither the Contractor nor the subcontractor shall construe such advice, surveillance, reviews and clarifications by Government team members as Government-directed changes to the terms of this contract. The PCO is the only individual authorized to direct or approve any change to the terms of this contract.

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Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	NOV 2013
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	MAY 2014
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	MAY 2014
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	MAY 2014
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-7	System for Award Management	JUL 2013
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	JUL 2013
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	AUG 2013
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	JUL 2013
52.211-15	Defense Priority And Allocation Requirements	APR 2008
52.215-2	Audit and Records--Negotiation	OCT 2010
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Certified Cost or Pricing Data	AUG 2011
52.215-12	Subcontractor Certified Cost or Pricing Data	OCT 2010
52.215-15	Pension Adjustments and Asset Reversions	OCT 2010
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-23	Limitations on Pass-Through Charges	OCT 2009
52.216-7	Allowable Cost And Payment	JUN 2013
52.216-8	Fixed Fee	JUN 2011
52.219-6	Notice Of Total Small Business Set-Aside	NOV 2011
52.219-8	Utilization of Small Business Concerns	MAY 2014
52.219-14	Limitations On Subcontracting	NOV 2011
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity for Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	DEC 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	AUG 2013
52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	AUG 2011
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-3	Patent Indemnity	APR 1984
52.227-10	Filing Of Patent Applications--Classified Subject Matter	DEC 2007

HQ0147-14-C-8019

52.227-11	Patent Rights--Ownership By The Contractor	DEC 2007
52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	OCT 2010
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	JUL 2013
52.232-33	Payment by Electronic Funds Transfer--System for Award Management	JUL 2013
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2014
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.242-15	Stop-Work Order	AUG 1989
52.243-1 Alt V	Changes--Fixed-Price (Aug 1987) - Alternate V	APR 1984
52.244-6	Subcontracts for Commercial Items	JUL 2013
52.249-1	Termination For Convenience Of The Government (Fixed Price) (Short Form)	APR 1984
52.249-9	Default (Fixed-Priced Research And Development)	APR 1984
52.252-2	Clauses Incorporated By Reference	FEB 1998
52.253-1	Computer Generated Forms	JAN 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	SEP 2013
252.204-7000	Disclosure Of Information	AUG 2013
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	System for Award Management Alternate A	MAY 2013
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.204-7012	Safeguarding of unclassified controlled technical information	NOV 2013
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7003	Item Identification and Valuation	JUN 2013
252.211-7007	Reporting of Government-Furnished Property	AUG 2012
252.225-7048	Export-Controlled Items	JUN 2013
252.227-7000	Non-estoppel	OCT 1966
252.227-7015	Technical Data--Commercial Items	JUN 2013
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7019	Validation of Asserted Restrictions--Computer Software	SEP 2011
252.227-7020	Rights In Special Works	JUN 1995
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	MAY 2013
252.227-7026	Deferred Delivery Of Technical Data Or Computer Software	APR 1988
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7028	Technical Data or Computer Software Previously Delivered to the Government	JUN 1995
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	JUN 2013
252.227-7039	Patents--Reporting Of Subject Inventions	APR 1990
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	JUN 2012
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7011	Final Scientific or Technical Report	NOV 2004

HQ0147-14-C-8019

252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.244-7000	Subcontracts for Commercial Items	JUN 2013
252.245-7001	Tagging, Labeling, and Marking of Government-Furnished Property	APR 2012
252.245-7002	Reporting Loss of Government Property	APR 2012
252.245-7003	Contractor Property Management System Administration	APR 2012
252.245-7004	Reporting, Reutilization, and Disposal	MAY 2013
252.246-7000	Material Inspection And Receiving Report	MAR 2008
252.246-7001	Warranty Of Data	DEC 1991
252.247-7023	Transportation of Supplies by Sea	JUN 2013
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.215-22     LIMITATIONS ON PASS-THROUGH CHARGES--IDENTIFICATION OF SUBCONTRACT EFFORT (OCT 2009)

(a) Definitions. Added value, excessive pass-through charge, subcontract, and subcontractor, as used in this provision, are defined in the clause of this solicitation entitled “Limitations on Pass-Through Charges” (FAR 52.215-23).

(b) General. The offeror’s proposal shall exclude excessive pass-through charges.

(c) Performance of work by the Contractor or a subcontractor. (1) The offeror shall identify in its proposal the total cost of the work to be performed by the offeror, and the total cost of the work to be performed by each subcontractor, under the contract, task order, or delivery order.

(2) If the offeror intends to subcontract more than 70 percent of the total cost of work to be performed under the contract, task order, or delivery order, the offeror shall identify in its proposal--

(i) The amount of the offeror’s indirect costs and profit/fee applicable to the work to be performed by the subcontractor(s); and

(ii) A description of the added value provided by the offeror as related to the work to be performed by the subcontractor(s).

(3) If any subcontractor proposed under the contract, task order, or delivery order intends to subcontract to a lower-tier subcontractor more than 70 percent of the total cost of work to be performed under its subcontract, the offeror shall identify in its proposal--

(i) The amount of the subcontractor’s indirect costs and profit/fee applicable to the work to be performed by the lower-tier subcontractor(s); and

(ii) A description of the added value provided by the subcontractor as related to the work to be performed by the lower-tier subcontractor(s).

(End of provision)

52.219-28     POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (APR 2012)

HQ0147-14-C-8019

(a) Definitions. As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts--

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/content/table-small-business-size-standards.

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

HQ0147-14-C-8019

The Contractor represents that it (X) is, (  ) is not a small business concern under NAICS Code 541712- assigned to contract number HQ0147-14-C-8019.

(Contractor to sign and date and insert authorized signer’s name and title).

(End of clause)

52.244-2     SUBCONTRACTS (OCT 2010)

(a) Definitions. As used in this clause--

Approved purchasing system means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds—

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

ALL

(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

HQ0147-14-C-8019

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate certified cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting—

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason certified cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s certified cost or pricing data in determining  the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

HQ0147-14-C-8019

(i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

(End of clause)

252.209-7999  REPRESENTATION BY CORPORATIONS REGARDING AN UNPAID DELINQUENT TAX LIABILITY OR A FELONY CONVICTION UNDER ANY FEDERAL LAW (DEVIATION 2012-O0004) (JAN 2012)

(a)  In accordance with sections 8124 and 8125 of Division A of the Consolidated Appropriations Act, 2012,(Pub. L. 112-74) none of the funds made available by that Act may be used to enter into a contract with any corporation that—
(1)  Has any unpaid Federal tax liability that has been assessed, for which all judicial and administrative remedies have been exhausted or have lapsed, and that is not being paid in a timely manner pursuant to an agreement with the authority responsible for collecting the tax liability, where the awarding agency is aware of the unpaid tax liability, unless the agency has considered suspension or debarment of the corporation and made a determination that this further action is not necessary to protect the interests of the Government.
(2)  Was convicted of a felony criminal violation under any Federal law within the preceding 24 months, where the awarding agency is aware of the conviction, unless the agency has considered suspension or debarment of the corporation and made a determination that this action is not necessary to protect the interests of the Government.
(b)  The Offeror represents that—

(1)  It is [ ___   ] is not [X] a corporation that has any unpaid Federal tax liability that has been assessed, for which all judicial and administrative remedies have been exhausted or have lapsed, and that is not being paid in a timely manner pursuant to an agreement with the authority responsible for collecting the tax liability,

(2)  It is [ ___   ] is not [X] a corporation that was convicted of a felony criminal violation under a Federal law within the preceding 24 months.

(End of provision)

HQ0147-14-C-8019

Section J - List of Documents, Exhibits and Other Attachments

LIST OF ATTACHMENTS
Exhibit/Attachment	Table of Contents
DOCUMENT TYPE	DESCRIPTION	PAGES	DATE

Exhibit A	Contract Data Requirements Lists, DD Form 1423-1	18	31-MAR-2014

Attachment 1	Policy Memorandum No. 51 Organizational Conflicts of Interests	02	30-MAY-2012

Attachment 2	SOW Reference Proposal Proposal DODRIF13-DLA02-P-0005 (Incorporated by Reference)	66	31-MAR-2014

Attachment 3	Data Rights	10	28-JUL-2014

Attachment 4	Milestone Schedule	02	07-AUG-2014